EXHIBIT 32
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF GASCO ENERGY, INC.
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Mark A. Erickson, President and Chief Executive Officer of Gasco Energy, Inc. (the “Company”), hereby certify that the accompanying quarterly report on Form 10-Q for the period ending June 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof by the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, fully complies with with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Erickson
Name:	Mark A. Erickson
Date: August 4, 2008

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF GASCO ENERGY, INC.
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, W. King Grant, Executive Vice President and Chief Financial Officer of Gasco Energy, Inc. (the “Company”), hereby certify that the accompanying quarterly report on Form 10-Q for the period ending June 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof by the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, fully complies with with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. King Grant
Name:	W. King Grant
Date: August 4, 2008